Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Double asterisks denote omissions.
Exhibit 10.26

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1	2
2. AMENDMENT/MODIFICATION NO. 00009	3. EFFECTIVE DATE 1/13/2014	4. REQUISITION/PURCHASE REQ. NO. 000HCGE-2014-68069	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	8219	7. ADMINISTERED BY (If other than Item 6) CODE	8219
Centers for Disease Control and Prevention (CDC) Procurement and Grants Office (PGO) 2920 Brandywine Road Atlanta, GA 30341-5539	Centers for Disease Control and Prevention (CDC) Procurement and Grants Office (PGO) 2920 Brandywine Road Atlanta, GA 30341-5539
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State, and ZIP Code) EMERGENT BIODEFENSE OPERATIONS LANSING, LLC 3500 N. MARTIN LUTHER KING JR. BLVD. #1 LANSING, MI 48906-2933		9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO. 200-2011-42084
CODE 026489018	FACILITY CODE	10B. DATED (SEE ITEM 13) 09/30/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
  The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers   is extended. is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) 939ZTGA 2642 2012 75-X-0956 5664711101 Decrease ($[**])
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 52.217-9
D. OTHER (Specify type of modification and authority) FAR 52.243-1, Changes and Mutual Agreement of both parties
E. IMPORTANT: Contractor is not, is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
 The purpose of this modification is to:
a.  Transfer funds from CLIN 02 to 02-02 as described below;
b.  Reduce CLIN 02 by [**] doses to [**] total doses and reduce the funding for CLIN 02 by ($[**]) to $[**];
c.  Increase CLIN 02-02 by [**] doses to [**] total doses and increase funding for CLIN 02-02 by $[**] to $[**];
 d.  Incorporate the assignment of claims identified in correspondence of Bank of America, NA, dated December 27, 2013.
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Adam Havey		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Christine N. Godfrey
15B. CONTRACTOR/OFFEROR BY Executive Vice President (Signature of person authorized to sign)	15C. DATE SIGNED 1/15/14	16B. UNITED STATES OF AMERICA BY/s/ Christine N. Godfrey (Signature of Contracting Officer)	16C. DATE SIGNED 1/16/14
NSN 7540-01-152-8070 30-105 STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE Computer Generated Prescribed by GSA FAR (48 CFR) 53.243

200-2011-42084 00009

Option 1 Items:

ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE			EXTENDED PRICE
002	BioThrax [**] product BioThrax [**] product [**] Doses @ $[**] = $[**] [**] upon date of delivery – [**] To be delivered in accordance with the delivery schedule below	[**] Doses	$	[	**]	$	[	**]
Line(s) Of Accounting: 939ZTGA 2642 2012 75-X-0956 5664711101 ($[**])

ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE			EXTENDED PRICE
000202	BioThrax [**] product BioThrax [**] product [**] upon date of delivery -[**] Corresponds to Line Item 0002B in original contract. To be delivered in accordance with the delivery schedule below	[**] Doses	$	[	**] -	$	[	**]
Line(s) Of Accounting: 939ZTGA 2642 2012 75-X-0956 5664711101 $[**]

Morgan, Lewis & Bockius LLP
225 Franklin Street, 15th floor
Boston, MA  02110
Tel: 617.341.7700
Fax: 617.341.7701
 www.morganlewis.com
December 27, 2013
Christine N. Godfrey
Contracting Officer
Centers for Disease Control and Prevention
Procurement and Grants Office
2920 Brandywine Road
 Atlanta, GA 30341-5539
Centers for Disease Control and Prevention (FMO)
PO Box 15580
 Atlanta, Georgia 30333-D080
Re:	EMERGENT BIODEFENSE OPERATIONS LANSING LLC Contract No. 200-2011-42084
Dear Sir/Madam:
We represent Bank of America, N.A., in its capacity as administration agent, pursuant to certain financing arrangements with, among others, Emergent BioDefense Operations Lansing LLC.
On behalf of Bank of America, N.A. and in connection with Contract No. 200-2011-42084, please find enclosed one (1) Instrument of Assignment of Monies Due and to Become Due signed by EMERGENT BIODEFENSE OPERATIONS LANSING LLC, a Delaware limited liability company, and one (1) original and three (3) copies of a Notice of Assignment signed by BANK OF AMERICA, N.A., all relating to the above referenced contract. Please also find enclosed a copy of an action by unanimous written consent authorizing the execution of the instrument of Assignment of Monies Due and to Become Due by Emergent BioDefense Operations Lansing LLC.
Upon completion of your review and execution of the Notice of Assignment, please make all necessary changes to assign the proceeds of this contract to the payment remittance information set forth in the Notice of Assignment.  Please fax a copy of this letter, along with the executed Notice of Assignment (one (1) copy) and any modifications issued to the contract regarding this change, to my attention at (617) 341-7701.
In addition, please mail one (1) original set of the Assignment documents including a copy of any change order or modification issued subsequently, to my attention at Morgan, Lewis & Bockius LLP, 225 Franklin Street, Floor 16, Boston, MA 02110.

Morgan, Lewis & Bockius LLP
225 Franklin Street, 15th floor
Boston, MA  02110
Tel: 617.341.7700
Fax: 617.341.7701
 www.morganlewis.com
Should you have any questions, please do not hesitate to contact me by telephone at (617) 341-7741 or by e-mail at andrew.wagner@morganlewis.com.  Thank you for your time and prompt attention regarding this matter.
Sincerely,
/s/ Andrew M. Wagner
 Andrew M. Wagner
Received by:
Signature:
Printed Name:
Date:  _________/________20_____

[EXECUTION COPY|
NOTICE OF ASSIGNMENT
To:	Christine N. Godfrey Contracting Officer Centers for Disease Control and Prevention Procurement and Grants Office 2920 Brandywine Road Atlanta, GA 30341-5539
Centers for Disease Control and Prevention (FMO)
PO Box 15580
 Atlanta, GA 30333-D080
Reference is hereby made to Contract No. 200-2011-42084, dated as of September 30, 2011, entered into between EMERGENT BIODEFENSE OPERATIONS LANSING LLC, a Delaware limited liability corporation (the "Contractor") and the Centers for Disease Control and Prevention, Procurement and Grants Office (the "Contract") to provide supplies and/or services according to the above referenced Contract.
Moneys due or to become due under the contract described above have been assigned to Bank of America, N.A., in its capacity as administrative agent (DUNS No. 055169452-0026) (CAGE Code 65LS5) under the provisions of the Assignment of Claims Act of 1940, as amended, 31 U.S.C. § 3727, 41 U.S.C. § 15 and the Federal Acquisition Regulations ("FAR") relating thereto (48C.F.R. 32.800-32.806).
A true copy of the instrument of assignment executed by the Contractor on December 11, 2013 is attached to this original notice.
Payments due or to become due under the Contract should be made to the undersigned assignee as follows:
If by ACH, please remit to:
ABA No.: 054000030
Acct.No.: [**]
Account Name: Emergent Biodefense
 Operation Lansing LLC
Please return to the undersigned, at your earliest convenience, the three enclosed copies of this notice, executed, with appropriate notations showing the date and hour of receipt, and duly signed by the person acknowledging receipt on behalf of the addressee.  Please distribute a copy to the appropriate party in the accounts payable office for your agency.
[Remainder of Page Intentionally Left Blank]

Very truly yours,
BANK OF AMERICA, N.A., as Administrative Agent
By: /s/ Erik M. Truette Name: Erik M. Truette Title: Assistant Vice President
Address for Notices:
Bank of America, N.A.
100 Federal Street
Mail Code:  MA5-100-07-08
Boston, MA 02110
Attention:  Lori J. Egan, Vice President
 Telephone:  617-434-8398

Acknowledgment
Receipt is hereby acknowledged of the above notice and a copy of the above-mentioned instrument of assignment. They were received at __________ (a.m.) (p.m.) on _________, 2013.

 [Signature]

 [Title]

 On Behalf of

Name of Addressee

[EXECUTION COPY]
Instrument of Assignment of Monies Due and to Become Due
Know all men by these presents that Emergent Biodefense Operations Lansing LLC, a Delaware limited liability company, with an office at 3500 N. Martin Luther King Jr. Boulevard, Lansing, Michigan 48906 (hereinafter called the "Assignor"), in consideration of financial accommodations provided or to be provided, and for other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby sell, assign, set over, transfer, pledge and convey (under the Assignment of Claims Act 31 USC Section 3727, 41 USC Section 15 and the Federal Acquisition Regulations ("FAR") relating thereto (48 C.F.R. 32.800-32.806)) to Bank of America, N.A. (DUNS No. 055169452-0026) (CAGE Code 65LS5), in its capacity as Administrative Agent under the Credit Agreement (as such term is hereinafter defined) (hereinafter called the "Assignee"), all of Assignor's right, title and interest which Assignor now has or may have in and to all monies due and to become due from the United States of America or from any agency or department thereof under that certain contract listed on the attached Exhibit A, which exhibit is made a part of this Assignment (the "Contract"), between the United States of America acting through the agency listed on Exhibit A and the Assignor, and under any and all amendments and modifications of the Contract and supplements to the Contract.
The Assignor hereby authorizes the Assignee to receive and collect any amount or amounts due or to become due under the Contract, and under any and all amendments and modifications of the Contract and supplements to the Contract, and to receive and collect the same as fully and to the same extent as if said moneys were its own funds and to apply said money to repayment of any loans, other credit extensions or other amounts owning pursuant to that certain credit agreement, dated December 11, 2013, as the same may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time (the "Credit Agreement") by and among the Assignor, the Assignee and certain other parties, pursuant to which various banks and other financing institutions have agreed to make loans and provide other extensions of credit for the purpose, among others, of financing the Assignee in the performance of the Contract.
The Assignor hereby further authorizes and directs the United States of America to make all payments due under the Contract and any and all amendments or modifications of the Contract and supplements to the Contract direct to the Assignee by ACH or other electronic transfer, check or other orders, payable to the order of the Assignee.
[Remainder of Page Intentionally Left Blank.)

IN WITNESS WHEREOF, the Assignor has caused this instrument to be signed, sealed, and delivered by its proper officer thereunto duly authorized this 11th day of December, 2013.
EMERGENT BIODEFENSE OPERATIONS LANSING LLC, a Delaware limited liability company
By:  /s/ Robert G. Kramer                                                                                    (Seal)
Name:  Robert G. Kramer
Title:  Treasurer
Address for Notices:
Emergent Biodefense Operating Lansing LLC
2273 Research Blvd., Suite 400
Rockville, Maryland 20850
Attention:  Ria Fletcher, Senior Director, Grants and Contracts
Telephone:  (301) 216-9920 Ext. 6520

The undersigned, Shawnte M. Mitchell, the Secretary of the Assignor, hereby certifies that Robert G. Kramer, who executed the foregoing instrument, is the duly elected, qualified, and acting Treasurer of the Assignor and is an authorized signer of the Assignor and that the signature set forth above his/her name is his/her genuine signature.
/s/ Shawnte M. Mitchell
 Shawnte M. Mitchell, Secretary

State of Maryland
County of Montgomery
On this 02 day of December, 2013, before me, the undersigned Notary Public, personally appeared Robert G. Kramer, who acknowledged himself/herself to be the Treasurer of Emergent Biodefense Operations Lansing LLC, a Delaware limited liability company, and that he/she, as Treasurer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself/herself as Robert G. Kramer.  In witness whereof, I hereunto set my hand and official seal.
/s/ Michelle L. Tomasetti
 NOTARY PUBLIC
Print Name:  /s/ Michelle L. Tomasetti
Notary Public
My commission expires:  7/9/2015
[Notary Seal]

Exhibit A
List of Assigned Contracts

Contract #	Date	Agency	Description
200-2011-42084, as amended by Amendment 00001, dated March 21, 2012, as further amended by Amendment 00002, dated September 1, 2012, as further amended by Amendment 00003, dated April 5, 2013, as further amended by Amendment 00004, dated June 1, 2013, as further amended by Amendment 00005, dated June 1, 2013, as further amended by Amendment 00006, dated June 2, 2013, as further amended by Amendment 00007, dated September 25, 2013 and as further amended by Amendment 00008, dated September 30, 2013
	9/30/2011	Centers for Disease Control and Prevention, Procurement and Grants Office 2920 Brandywine Road Atlanta, GA 30341-5539	Manufacture and deliver BioThrax in accordance with the terms of the Contract and other services related thereto as more particularly described in the Contract